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                                                                    Exhibit 23.2

                           Independent Accountants' Consent

The Board of Directors
QPF, LLC:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          /s/ KPMG LLP

Jackson, Mississippi
July 13, 2001